STEWARD FUNDS
Steward Large Cap Enhanced Index Fund
Steward Small-Mid Cap Enhanced Index Fund
Steward Global Equity Income Fund
Steward International Enhanced Index Fund
 Steward Select Bond Fund
(“Funds”)

Supplement dated August 21, 2017
To Prospectus and Statement of Additional Information dated February 14, 2017
This Supplement (A) reports the results of the August 7, 2017 meeting of the Funds’ shareholders and (B) announces changes in the names of the Funds’ investment adviser and its affiliates that take effect August 21, 2017.
A.	Results of August 7, 2017 Meeting of the Funds’ Shareholders
At a meeting held August 7, 2017 (“Shareholders Meeting”), the shareholders of the Steward Funds (“Funds”), by required votes, took the following actions:
1.	They elected the following persons as Directors of the Funds:

Interested Directors

Michael L. Kern (presently President and Treasurer of the Funds)
Kyle A. Dana

Independent Directors

Adriana R. Posada
Richard L. Peteka
Mark H. Barineau

2.
They ratified the selection by the Funds’ then-serving Board of Directors (“Existing Board”), and its Audit Committee, of Cohen & Company, Ltd. as the Funds’ independent registered public accounting firm for the Funds’ fiscal year ending April 30, 2018.

3.
They approved resolutions confirming, as disclosed in the proxy statement for the Shareholders Meeting, that the newly elected Directors (“New Board”) would commence their service as Directors at the first regular quarterly meeting of the Fund’s Board of Directors following the Shareholders Meeting and that the Existing Board would continue their service as Directors until that next regular quarterly meeting.

B.	Changes in Names of the Fund’s Investment Adviser and its Affiliates

Effective August 21, 2017, the names of the Funds’ investment adviser and its affiliates will change as indicated in the following chart.  There will be no changes in services provided to the Funds by these entities, in the fees charged to the Funds by these entities, or in their business address.

SERVICE	OLD NAME	NEW NAME
Investment Adviser	Capstone Asset Management Company	Crossmark Global Investments, Inc.
Administrator, Compliance Services Provider and Class Action/Fair Funds Service Provider	CFS Consulting Services, LLC	Crossmark Consulting, LLC
Distributor	Capstone Asset Planning Company	Crossmark Distributors, Inc.

The parent company of each of these entities, formerly known as Capstone Financial Services, Inc., is being renamed Crossmark Global Holdings, Inc.